JOINDER AND AMENDMENT TO

AMENDED AND RESTATED GLOBAL CUSTODY AND FUND ACCOUNTING AGREEMENT

THIS JOINDER AND AMENDMENT to the Amended and Restated Global Custody and Fund Accounting Agreement by and between JPMorgan Chase Bank, N.A. (the “Bank”) and each of the Trusts listed on Schedule A thereto, each acting on behalf of the portfolios listed under its name on Schedule A thereto (each, a “Fund” and collectively the “Funds”), dated as of September 1, 2010, as amended (the “Agreement”), is made as of December 1, 2015 (the “Effective Date”), by and among each of the Bank, the Trusts, JPMorgan Trust I, on behalf of JPMorgan International Discovery Fund, and JPMorgan Trust IV, on behalf of each of the portfolios listed under its name on Schedule A hereto (each, together with JPMorgan International Discovery Fund, a “New Fund” and collectively the “New Funds”).

WHEREAS, the parties entered into the Agreement pursuant to which the Bank was to provide certain custodial and other services to the Funds.

WHEREAS, the parties previously entered into amendments to the Agreement, the most recent being dated as of November 11, 2015.

WHEREAS, the parties hereto now wish to further amend the Agreement to add JPMorgan Trust IV as a party, the New Funds as Funds and to revise and update Schedule A to the Agreement.

NOW, THEREFORE, in consideration of the mutual premises and covenants herein set forth, the parties agree as follows:

1. Capitalized terms not otherwise defined herein shall have the same meaning as are set forth in the Agreement.

2. As of the date of the Amendment, each New Fund is added as a Fund and Customer to the Agreement and all references to “Customer” or “Fund” in the Agreement shall include a reference to each of the New Funds. JPMorgan Trust I and JPMorgan Trust IV, on behalf of their respective New Funds, hereby agree to be subject to and be bound by the terms and conditions of the Agreement and JPMorgan Trust IV shall each be deemed to be a party thereto as of the Effective Date.

3. As of the Effective Date, Schedule A is hereby deleted in its entirety and replaced with the revised Schedule A attached hereto.

4. Save as varied by this Amendment, the Agreement is confirmed and shall remain in full force and effect.

5. This Amendment shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors and permitted assigns.

6. This Amendment may be executed in one or more counterparts, each of which will be deemed an original, but all of which together shall constitute one and the same instrument.

7. This Agreement will be construed, regulated, and administered under the laws of the United States or State of New York, as applicable, without regard to New York’s principles regarding conflict of laws.

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IN WITNESS WHEREOF, the parties have caused this amendment to the Agreement to be executed by their duly authorized officers as of the day and year first above written.

JPMorgan Trust I

JPMorgan Trust II

Undiscovered Managers Funds

J.P. Morgan Fleming Mutual Fund Group, Inc.

J.P. Morgan Mutual Fund Investment Trust

UM Investment Trust

JPMorgan Institutional Trust

JPMorgan Insurance Trust

Pacholder High Yield Fund, Inc.

JPMorgan Trust IV

By:	/s/ Matthew Plastina
Name:	Matthew Plastina
Title:	Assistant Treasurer

JPMorgan Chase Bank, N.A.

By:	/s/ John F. Weeda
Name:	John F. Weeda
Title:	Managing Director

Schedule A

List of Entities Covered by the Global Custody and Fund Accounting Agreement

Amended as of December 1, 2015

JPMorgan Institutional Trust

JPMorgan Intermediate Bond Trust

JPMorgan Core Bond Trust

JPMorgan Equity Index Trust

J.P. Morgan Fleming Mutual Fund Group, Inc

JPMorgan Mid Cap Value Fund

J.P. Morgan Mutual Fund Investment Trust

JPMorgan Growth Advantage Fund

JPMorgan Insurance Trust

JPMorgan Insurance Trust Core Bond Portfolio

JPMorgan Insurance Trust Global Allocation Portfolio

JPMorgan Insurance Trust Income Builder Portfolio

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio

JPMorgan Insurance Trust Mid Cap Value Portfolio

JPMorgan Insurance Trust Small Cap Core Portfolio

JPMorgan Insurance Trust U.S. Equity Portfolio

JPMorgan Trust I

JPMorgan 100% U.S. Treasury Securities Money Market Fund

JPMorgan Access Balanced Fund

JPMorgan Access Growth Fund

JPMorgan Asia Pacific Fund

JPMorgan California Municipal Money Market Fund

JPMorgan California Tax Free Bond Fund

JPMorgan China Region Fund

JPMorgan Commodities Strategy Fund

JPMorgan Corporate Bond Fund

JPMorgan Disciplined Equity Fund

JPMorgan Diversified Fund

JPMorgan Diversified Real Return Fund

JPMorgan Dynamic Growth Fund

JPMorgan Dynamic Small Cap Growth Fund

JPMorgan Emerging Economies Fund

JPMorgan Emerging Markets Corporate Debt Fund

JPMorgan Emerging Markets Debt Fund

JPMorgan Emerging Markets Equity Fund

JPMorgan Emerging Markets Equity Income Fund

JPMorgan Emerging Markets Local Currency Debt Fund

JPMorgan Equity Focus Fund

JPMorgan Trust I (continued)

JPMorgan Equity Low Volatility Income Fund

JPMorgan Federal Money Market Fund

JPMorgan Floating Rate Income Fund

JPMorgan Global Allocation Fund

JPMorgan Global Bond Opportunities Fund

JPMorgan Global Natural Resources Fund (to be liquidated on or about 12/16/15)

JPMorgan Global Research Enhanced Index Fund

JPMorgan Global Unconstrained Equity Fund

JPMorgan Growth and Income Fund

JPMorgan Hedged Equity Fund

JPMorgan Income Builder Fund

JPMorgan Income Fund

JPMorgan Inflation Managed Bond Fund

JPMorgan Intermediate Tax Free Bond Fund

JPMorgan International Discovery Fund (effective upon the effectiveness of the Fund’s registration statement)

JPMorgan International Equity Fund

JPMorgan International Equity Income Fund

JPMorgan International Opportunities Fund

JPMorgan International Unconstrained Equity Fund

JPMorgan International Value Fund

JPMorgan International Value SMA Fund

JPMorgan Intrepid America Fund

JPMorgan Intrepid European Fund

JPMorgan Intrepid Growth Fund

JPMorgan Intrepid International Fund

JPMorgan Intrepid Advantage Fund

JPMorgan Intrepid Value Fund

JPMorgan Latin America Fund

JPMorgan Managed Income Fund

JPMorgan Mid Cap Equity Fund

JPMorgan New York Municipal Money Market Fund

JPMorgan New York Tax Free Bond Fund

JPMorgan Opportunistic Equity Long/Short Fund

JPMorgan Prime Money Market Fund

JPMorgan Research Equity Long/Short Fund

JPMorgan Research Market Neutral Fund

JPMorgan Short Duration High Yield Fund

JPMorgan Small Cap Core Fund

JPMorgan Small Cap Equity Fund

JPMorgan SmartAllocation Equity Fund

JPMorgan SmartAllocation Income Fund

JPMorgan SmartRetirement Blend Income Fund

JPMorgan SmartRetirement Blend 2015 Fund

JPMorgan SmartRetirement Blend 2020 Fund

JPMorgan Trust I (continued)

JPMorgan SmartRetirement Blend 2025 Fund

JPMorgan SmartRetirement Blend 2030 Fund

JPMorgan SmartRetirement Blend 2035 Fund

JPMorgan SmartRetirement Blend 2040 Fund

JPMorgan SmartRetirement Blend 2045 Fund

JPMorgan SmartRetirement Blend 2050 Fund

JPMorgan SmartRetirement Blend 2055 Fund

JPMorgan Strategic Income Opportunities Fund

JPMorgan Systematic Alpha Fund

JPMorgan Tax Aware Equity Fund

JPMorgan Tax Aware High Income Fund

JPMorgan Tax Aware Income Opportunities Fund

JPMorgan Tax Aware Real Return Fund

JPMorgan Tax Aware Real Return SMA Fund

JPMorgan Tax Free Money Market Fund

JPMorgan Total Return Fund

JPMorgan Unconstrained Debt Fund

JPMorgan U.S. Dynamic Plus Fund

JPMorgan U.S. Equity Fund

JPMorgan U.S. Large Cap Core Plus Fund

JPMorgan U.S. Small Company Fund

JPMorgan Value Advantage Fund

Security Capital U.S. Core Real Estate Securities Fund

JPMorgan Trust II

JPMorgan Core Bond Fund

JPMorgan Core Plus Bond Fund

JPMorgan Equity Income Fund

JPMorgan Equity Index Fund

JPMorgan Government Bond Fund

JPMorgan High Yield Fund

JPMorgan International Research Enhanced Equity Fund

JPMorgan Intrepid Mid Cap Fund

JPMorgan Investor Balanced Fund

JPMorgan Investor Conservative Growth Fund

JPMorgan Investor Growth & Income Fund

JPMorgan Investor Growth Fund

JPMorgan Large Cap Growth Fund

JPMorgan Large Cap Value Fund

JPMorgan Limited Duration Bond Fund

JPMorgan Liquid Assets Money Market Fund

JPMorgan Market Expansion Enhanced Index Fund

JPMorgan Mid Cap Growth Fund

JPMorgan Mortgage-Backed Securities Fund

JPMorgan Multi-Cap Market Neutral Fund

JPMorgan Trust II (continued)

JPMorgan Municipal Income Fund

JPMorgan Municipal Money Market Fund

JPMorgan Ohio Municipal Bond Fund

JPMorgan Short Duration Bond Fund

JPMorgan Short-Intermediate Municipal Bond Fund

JPMorgan Small Cap Growth Fund

JPMorgan Small Cap Value Fund

JPMorgan Tax Free Bond Fund

JPMorgan Treasury & Agency Fund

JPMorgan U.S. Government Money Market Fund

JPMorgan U.S. Treasury Plus Money Market Fund

UM Investment Trust

Undiscovered Managers Multi-Strategy Fund

Undiscovered Managers Funds

JPMorgan Realty Income Fund

Undiscovered Managers Behavioral Value Fund

Pacholder High Yield Fund, Inc.

JPMorgan Trust IV

JPMorgan Flexible Credit Long/Short Fund (effective upon the effectiveness of the Fund’s registration statement)

JPMorgan Ultra-Short Municipal Fund (effective upon the effectiveness of the Fund’s registration statement)

This Schedule A supersedes and replaces any previously executed Schedule A between the parties.

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JPMorgan Trust I

JPMorgan Trust II

Undiscovered Managers Funds

J.P. Morgan Fleming Mutual Fund Group, Inc.

J.P. Morgan Mutual Fund Investment Trust

UM Investment Trust

JPMorgan Institutional Trust

JPMorgan Insurance Trust

Pacholder High Yield Fund, Inc.

JPMorgan Trust IV

By:	/s/ Matthew Plastina

Name:	Matthew Plastina

Title:	Assistant Treasurer

Date:

JPMorgan Chase Bank, N.A.

By:	/s/ John F. Weeda

Name:	John F. Weeda

Title:	Managing Director

Date: